Exhibit 24

CUMMINS INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jean S. Blackwell and Marsha L. Hunt, and each of them (with full power of each of them to act alone) their true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for them and in their name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 and any and all amendments thereto (including post-effective amendments) covering the issuance of Common Stock of Cummins Inc. pursuant to the Cummins Inc. 2003 Stock Incentive Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  January 31, 2005

/s/ Robert J. Darnall
Robert J. Darnall
Director

CUMMINS INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jean S. Blackwell and Marsha L. Hunt, and each of them (with full power of each of them to act alone) their true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for them and in their name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 and any and all amendments thereto (including post-effective amendments) covering the issuance of Common Stock of Cummins Inc. pursuant to the Cummins Inc. 2003 Stock Incentive Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  January 31, 2005

/s/ John M. Deutch
John M. Deutch
Director

CUMMINS INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jean S. Blackwell and Marsha L. Hunt, and each of them (with full power of each of them to act alone) their true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for them and in their name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 and any and all amendments thereto (including post-effective amendments) covering the issuance of Common Stock of Cummins Inc. pursuant to the Cummins Inc. 2003 Stock Incentive Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  January 31, 2005

/s/ Alexis M. Herman
Alexis M. Herman
Director

CUMMINS INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jean S. Blackwell and Marsha L. Hunt, and each of them (with full power of each of them to act alone) their true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for them and in their name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 and any and all amendments thereto (including post-effective amendments) covering the issuance of Common Stock of Cummins Inc. pursuant to the Cummins Inc. 2003 Stock Incentive Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  January 31, 2005

/s/ William I. Miller
William I. Miller
Director

CUMMINS INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jean S. Blackwell and Marsha L. Hunt, and each of them (with full power of each of them to act alone) their true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for them and in their name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 and any and all amendments thereto (including post-effective amendments) covering the issuance of Common Stock of Cummins Inc. pursuant to the Cummins Inc. 2003 Stock Incentive Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  January 31, 2005

/s/ Georgia R. Nelson
Georgia R. Nelson
Director

CUMMINS INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jean S. Blackwell and Marsha L. Hunt, and each of them (with full power of each of them to act alone) their true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for them and in their name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 and any and all amendments thereto (including post-effective amendments) covering the issuance of Common Stock of Cummins Inc. pursuant to the Cummins Inc. 2003 Stock Incentive Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  January 31, 2005

/s/ William D. Ruckelshaus
William D. Ruckelshaus
Director

CUMMINS INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jean S. Blackwell and Marsha L. Hunt, and each of them (with full power of each of them to act alone) their true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for them and in their name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 and any and all amendments thereto (including post-effective amendments) covering the issuance of Common Stock of Cummins Inc. pursuant to the Cummins Inc. 2003 Stock Incentive Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  January 31, 2005

/s/ Carl Ware
Carl Ware
Director

CUMMINS INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jean S. Blackwell and Marsha L. Hunt, and each of them (with full power of each of them to act alone) their true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for them and in their name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 and any and all amendments thereto (including post-effective amendments) covering the issuance of Common Stock of Cummins Inc. pursuant to the Cummins Inc. 2003 Stock Incentive Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  January 31, 2005

/s/ J. Lawrence Wilson
J. Lawrence Wilson
Director

CUMMINS INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Jean S. Blackwell and Marsha L. Hunt, and each of them (with full power of each of them to act alone) their true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, for them and in their name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 and any and all amendments thereto (including post-effective amendments) covering the issuance of Common Stock of Cummins Inc. pursuant to the Cummins Inc. 2003 Stock Incentive Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  January 31, 2005

/s/Theodore M. Solso
Theodore M. Solso
Director